Award Timing Disclosure	12 Months Ended
Jan. 01, 2026
Award Timing Disclosures [Line Items]
Award Timing MNPI Disclosure

The Compensation and Leadership Committee approves all equity award grants to our NEOs on or before the grant date of the award. The Compensation and Leadership Committee’s historic practice is to review executive compensation annually and make awards as a part of a review of each executive’s overall compensation review. This process typically occurs in our first fiscal quarter, except when a contract renewal or contractual requirement occurs at a different time.

The Compensation and Leadership Committee does not have a practice of granting equity awards in anticipation of the release of material, nonpublic information or time the release of material, nonpublic information based on equity award grant date, vesting date, or known stock sale or option exercise date, and the Compensation and Leadership Committee does not coordinate the release of material non-public information with the grants of equity awards in a manner that would intentionally benefit our NEOs or otherwise for the purpose of affecting the value of executive compensation. During the 2025 fiscal year, our NEOs received only PBRSUs and TBRSUs, with stock options only granted to our CEO in accordance with his employment agreement.

Award Timing Method	The Compensation and Leadership Committee’s historic practice is to review executive compensation annually and make awards as a part of a review of each executive’s overall compensation review. This process typically occurs in our first fiscal quarter, except when a contract renewal or contractual requirement occurs at a different time.
Award Timing Predetermined	true
Award Timing MNPI Considered	false
MNPI Disclosure Timed for Compensation Value	false